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                                                                      EXHIBIT 23


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 333-03267, 333-19095, 333-33043, 333-33045 on Form S-8 and 333-33057, 333-33061
on Form S-3 of DecisionOne Holdings Corp. of our reports dated August 15, 1997 appearing in this Annual Report on Form 10-K of DecisionOne Holdings
Corp. and DecisionOne Corporation for the year ended June 30, 1997.


Deloitte & Touche LLP


Philadelphia, Pennsylvania
September 29, 1997